UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2006
Digi International Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11001 Bren Road East
Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (952) 912-3444
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Auditor
Financial Statements - December 31, 2005 and 2004
Unaudited Financial Statements - June 30, 2006 and 2005
Unaudited Pro Forma Financial Information

Item 9.01. Financial Statements and Exhibits.
     On July 27, 2006, Digi International Inc. (the “Company”) entered into an Agreement and Plan of Merger among the Company, Ocean Acquisition Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and MaxStream, Inc. (“MaxStream”) dated as of July 27, 2006 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, MaxStream merged into Merger Sub (the “Merger”) and all outstanding shares of capital stock, and all options to purchase capital stock, of MaxStream were converted into the right to receive an aggregate of $19.25 million in cash and an aggregate of 1,650,919 shares of Common Stock, par value $.01 per share, of the Company (the “Common Stock”). Of the 1,650,919 shares of Common Stock issued pursuant to the Merger Agreement, 1,598,864 shares were issued to former shareholders of MaxStream, and an additional 52,055 shares were issued to former option holders of MaxStream on cancellation of their stock options. As a result of the Merger, MaxStream ceased to exist and the name of Merger Sub was changed to MaxStream, Inc.
     This Amendment No. 1 to Current Report on Form 8-K/A includes certain financial information required by Item 9.01 that was not contained in the Current Report on Form 8-K dated July 27, 2006 (File No. 0-17972) relating to the Merger.
(a)	Financial Statements of MaxStream, Inc. – December 31, 2005 and 2004

The following information is attached hereto as Exhibit 99.1:

Independent Auditor’s Report

Balance Sheets as of December 31, 2005 and 2004

Statements of Income for the years ended December 31, 2005 and 2004

Statements of Changes in Stockholders’ Equity for the years ended December 31, 2005 and 2004

Statements of Cash Flows for the years ended December 31, 2005 and 2004

Notes to Financial Statements

Financial Statements of MaxStream, Inc. – June 30, 2006 and 2005 (unaudited)

The following information is attached hereto as Exhibit 99.2:

Balance Sheet as of June 30, 2006 (unaudited)

Statements of Income for the six months ended June 30, 2006 and 2005 (unaudited)

Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (unaudited)

Notes to Financial Statements (unaudited)

(b)	Unaudited Pro Forma Combined Condensed Financial Statements

The following information is attached hereto as Exhibit 99.3:

Pro Forma Combined Condensed Balance Sheet as of June 30, 2006 (unaudited)

Pro Forma Combined Condensed Statement of Operations for the year ended September 30, 2005 (unaudited)

Pro Forma Combined Condensed Statement of Operations for the nine months ended June 30, 2006 (unaudited)

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c)	The following exhibits are filed or furnished herewith:
23	Consent of Independent Auditor

99.1	Financial Statements of MaxStream, Inc. – December 31, 2005 and 2004

99.2	Financial Statements of MaxStream, Inc. – June 30, 2006 and 2005 (unaudited)

99.3	Unaudited Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.

Date: October 12, 2006	By	/s/ Subramanian Krishnan

Subramanian Krishnan
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

23	Consent of Independent Auditor	Filed Electronically

99.1	Financial Statements of MaxStream, Inc. – December 31, 2005 and 2004	Filed Electronically

99.2	Financial Statements of MaxStream, Inc. – June 30, 2006 and 2005 (unaudited)	Filed Electronically

99.3	Unaudited Pro Forma Financial Information	Filed Electronically